                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.
                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 26, 2000



                            THE ALLSTATE CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




   DELAWARE                         1-11840                       36-3871531
----------------                  -----------                   --------------
(State or Other                   (Commission                   (IRS Employer
 Jurisdiction of                  File Number)                  Identification
 Incorporation)                                                     Number)


2775 SANDERS ROAD, NORTHBROOK, ILLINOIS                           60062
---------------------------------------                         ----------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code (847) 402-5000
                                                   --------------

                                  Page 1 of 40
                             Exhibit Index at page 4
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Item 5.  OTHER EVENTS

Certain exhibits are filed herewith in connection with the Prospectus Supplement dated April 26, 2000 to the Prospectus dated August 25, 1998, filed as part of the Registration Statement on Form S-3 (Registration No. 333-61817; declared effective on August 25, 1998) filed by The Allstate Corporation (the "Company") with the Securities and Exchange Commission covering Debt Securities issuable under an Indenture relating to Senior Debt Securities, dated as of December 16, 1997, between the Company and State Street Bank & Trust Company (the "Senior Indenture"), as amended by the Third Supplemental Indenture dated as of July 23, 1999 (the "Third Supplemental Indenture").

On April 26, 2000, the Company executed an Underwriting Agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated and certain other underwriters named therein. Pursuant to the Underwriting Agreement, the Company has issued $900,000,000 principal amount of 7 7/8% Senior Notes Due 2005 (the "Securities") under the Fifth Supplemental Indenture, dated as of May 1, 2000 (the "Fifth Supplemental Indenture"). The Underwriting Agreement and the Fifth Supplemental Indenture are filed as exhibits hereto. The form of the Securities is included as Exhibit A to the Fifth Supplemental Indenture.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

EXHIBIT NO.                            DESCRIPTION
-----------                            -----------
    1             Underwriting Agreement, dated as of April 26, 2000, between the Company and Morgan Stanley & Co. Incorporated and certain other underwriters.

    4.1 Fifth Supplemental Indenture, dated as of May 1, 2000, between the Company and the Trustee, including the form of the Securities as Exhibit A.

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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                             THE ALLSTATE CORPORATION




                                             By /s/ Samuel H. Pilch
                                               --------------------------

                                               Name:  Samuel H. Pilch
                                               Title: Controller


May 4, 2000

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                                INDEX TO EXHIBITS

                                                                                     Sequential
                                                                                     Page
Number                               Description                                     Number
------                               -----------                                     ------


  1                     Underwriting Agreement, dated as of                          5
                        April 26, 2000, between the Company
                        and Morgan Stanley & Co. Incorporated
                        and certain other underwriters

 4.1                    Fifth Supplemental Indenture, dated as                       26
                        of May 1, 2000, between the Company
                        and the Trustee, including the form of
                        the Securities as Exhibit A